                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                              WORLD AIRWAYS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                 April   , 2002

DEAR STOCKHOLDER:

     We cordially invite you to attend World Airways' Annual Meeting of Stockholders to be held on Wednesday, May 8, 2002. Enclosed are a proxy statement, a form of proxy, and an annual report to Stockholders. The meeting will commence at 9:00 a.m. at the Company's headquarters in the HLH Building, 101 World Drive, Peachtree City, Georgia 30269.

     At the meeting we will ask stockholders (i) to elect three persons to serve your Company as members of its Board of Directors; (ii) to approve an amendment to the Company's Certificate of Incorporation to increase authorized shares of Common Stock from 40,000,000 shares to 100,000,000 shares; (iii) to ratify the selection of KPMG LLP as your Company's independent certified public accountants for the year ending December 31, 2002 and (iv) to act upon such other matters as may properly come before the meeting.

     We value your participation and encourage you to vote your shares on the matters expected to come before the Annual Meeting. Please follow the instructions on the enclosed proxy to ensure representation of your shares at the meeting.

                                         Sincerely,

                                         HOLLIS L. HARRIS
                                         Chairman of the Board of Directors,
                                         President and Chief Executive Officer

                              WORLD AIRWAYS, INC.
                                  HLH BUILDING
                                101 WORLD DRIVE
                         PEACHTREE CITY, GEORGIA 30269

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 8, 2002

                             ---------------------

TO THE STOCKHOLDER ADDRESSED:

     World Airways, Inc. (the "Company") will hold its Annual Meeting of Stockholders at 9:00 a.m., on May 8, 2002, at the Company's headquarters in the HLH Building, 101 World Drive, Peachtree City, Georgia 30269, for the following purposes:

          1. To elect three Class I Directors to serve until the 2005 annual meeting of stockholders, and thereafter until their successors have been duly elected and qualify;

          2. To amend the Company's Certificate of Incorporation to increase authorized shares of Common Stock from 40,000,000 shares to 100,000,000 shares;

          3. To ratify the selection of KPMG LLP as the Company's independent certified public accountants for the year ending December 31, 2002; and

          4. To act upon such other matters as may properly come before the meeting.

     The record date for the determination of stockholders entitled to vote at the meeting is March 28, 2002, and only stockholders of record at the close of business on that date will be entitled to vote at the meeting and any adjournment thereof.

     Whether or not you plan to attend the stockholders' meeting, please follow the instructions on the enclosed proxy to ensure representation of your shares at the meeting. You may revoke your proxy at any time prior to the time it is voted.

                                          By Order of the Board of Directors,

                                          CINDY M. SWINSON
                                          Secretary

Peachtree City, Georgia
April   , 2002

                              WORLD AIRWAYS, INC.
                                  HLH BUILDING
                                101 WORLD DRIVE
                         PEACHTREE CITY, GEORGIA 30269

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

     This proxy statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of World Airways, Inc. (the "Company") for use at the Company's 2002 Annual Meeting of Stockholders, to be held at 9:00 a.m., on Wednesday, May 8, 2002, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and described in detail herein. The meeting will be held at the Company's headquarters in the HLH Building, 101 World Drive, Peachtree City, Georgia 30269.

     All properly executed proxies will be voted in accordance with the instructions given thereby. If no choice is specified, proxies will be voted for the election to the Board of Directors of the three persons named elsewhere in this proxy statement; in favor of increasing the authorized shares from 40,000,000 shares to 100,000,000 shares; and in favor of the appointment of KPMG LLP as the Company's independent certified public accountants. Any proxy may be revoked by the person giving it at any time before it is exercised by giving written notice to that effect to the Secretary of the Company or by signing a later-dated proxy. Stockholders who attend the meeting may revoke any proxy previously given and vote in person.

     This proxy statement and the accompanying proxy card will be first mailed
to the stockholders on or about April   , 2002. The cost of the solicitation
will be borne by the Company.

                               PURPOSE OF MEETING

     At the meeting, the Board of Directors will ask stockholders (1) to elect three Class I Directors to serve until the 2005 annual meeting of stockholders, and thereafter until their successors are duly elected and qualify; (2) to amend the Company's Certificate of Incorporation to increase the authorized shares of Common Stock from 40,000,000 shares to 100,000,000 shares; and (3) to ratify the selection of KPMG LLP as independent certified public accountants for the Company for the year ending December 31, 2002. In addition, the stockholders will act upon such other matters as may properly come before the meeting.

     There will also be an address by the Chairman of the Board of Directors, President and Chief Executive Officer of the Company, and a general discussion period during which stockholders will have an opportunity to ask questions about the Company's business.

                                     VOTING

     Only holders of record of the Company's outstanding Common Stock at the close of business on March 28, 2002 (the "record date"), will be entitled to vote at the meeting. On the record date, 11,069,039 shares of Common Stock were outstanding and entitled to be voted.

     Shares of Common Stock represented by proxies that are properly executed and returned to the Company will be voted at the meeting in accordance with the stockholders' instructions contained in such proxies. Where no such instructions are given, proxy holders will vote such shares in accordance with the recommendations of the Board of Directors. The proxy holders will also vote such shares at their discretion with respect to such other matters as may properly come before the meeting. The Company does not know of any matters to be acted upon at the meeting other than the three matters described in this proxy statement.

     A quorum at the meeting will consist of the presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding on the record date and entitled to vote at the meeting. Cumulative voting in the election of Directors is not allowed. Each holder of shares of Common Stock issued and outstanding on the record date shall be entitled to one vote for each share owned by such holder (1) for the election of each of three Class I Directors, (2) on an amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock from 40,000,000 shares to 100,000,000 shares (3) on the Board of Directors' selection of the Company's independent certified public accountants for 2002, and (4) on each other matter to properly come before the meeting. At the meeting, in accordance with the Company's charter documents and Delaware law, the stockholders: (i) by a plurality of the votes cast, shall elect Class I Directors, (ii) by a majority of the shares of Common Stock of the Company outstanding and entitled to vote at the meeting, shall approve an amendment to the Certificate of Incorporation and
(iii) by a majority of the voting power of the shares present and entitled to be voted, shall transact such other business as shall be properly brought before them. Accordingly, the three Class I Director nominees receiving the greatest number of votes will be elected, abstentions will be disregarded in the election of Directors and will be counted as "no" votes on each matter other than the election of Directors, and broker non-votes will be counted as "no" votes on the amendment to the Certificate of Incorporation and will be disregarded and will have no effect on the outcome of any other vote at the meeting

                                  THE COMPANY

     The Company is a U.S. certificated airline, founded in 1948. It provides long-range domestic and international supplemental air transportation service, for both passengers and cargo, to the United States government, international air carriers, tour operators, major international freight forwarders and cruise ship companies.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

     The following table sets forth information, as of March 28, 2002, with respect to each person who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock, $.001 par value per share, its only class of voting securities:

                                                                 SHARES      PERCENT
NAME AND ADDRESS                                              BENEFICIALLY   OF CLASS
OF BENEFICIAL OWNER                                             OWNED(1)     OWNED(1)
-------------------                                           ------------   --------
Zazove Associates, LLC......................................  1,823,602(2)      16.4%
  940 Southwood
  Incline Village, NV 89451

Hollis L. Harris............................................  1,269,715(3)      11.4%
  101 World Drive
  Peachtree City, GA 30269

Naluri Berhad f/k/a Malaysian Helicopter Services Berhad
("Naluri")..................................................  1,217,000(4)      11.0%
  Wing On Center, 25th Floor
  1111 Connaught Road
  Central Hong Kong

The Boeing Company..........................................  1,000,000(5)       9.0%
  7755 E. Marginal Way South
  Seattle, WA 98108

International Lease Finance Corporation, National Union Fire
Insurance Company of Pittsburgh, Pa., and American
International Group, Inc. ..................................  1,000,000(6)       9.0%
  1999 Avenue of the Stars, Suite 3900
  Los Angeles, CA 90067

Lonestar Partners, L.P. and Jerome L. Simon.................    561,076(7)       5.1%
  735 Montgomery Street, Suite 400
  San Francisco, CA 94111

---------------

(1) In setting forth this information, the Company has relied upon its stock and convertible subordinated debenture transfer records, to the extent available to the Company without unreasonable effort or expense, and upon Schedule 13D and Schedule 13G filings of, and other information provided by, the persons listed. Beneficial ownership is reported in accordance with Securities and Exchange Commission ("SEC") regulations and therefore includes shares of the Company's Common Stock which may be acquired within 60 days after March 28, 2002, upon the exercise of outstanding stock options and warrants and the conversion of outstanding convertible subordinated debentures. Shares of Common Stock issuable upon the exercise of such options and warrants, and the conversion of such debentures, are deemed outstanding for purposes of computing the percentage of Common Stock owned by the beneficial owner thereof listed in the table, but are not deemed outstanding for purposes of computing the percentage of outstanding Common Stock owned by any other stockholder. Except as otherwise stated below, all shares are owned directly and of record, and each named person has sole voting and investment power with regard to the shares shown as owned by such person. For each shareholder, Percent of Class Owned is based on the 11,069,039 shares of Common Stock issued and outstanding on March 28, 2002 plus any shares which may be acquired by the shareholder within 60 days after March 28, 2002.

(2) As reported in a Schedule 13G filed with the SEC on February 13, 2002. Represents shares that may be acquired upon conversion of debentures.

(3) As reported in an amendment to Schedule 13G filed with the SEC on February 7, 2002.

(4) As reported in a Schedule 13D dated October 12, 1995, filed with the SEC, as reduced by 773,000 shares of Common Stock sold by Naluri to the Company on January 23, 1998.

(5) Includes 1,000,000 shares underlying immediately exercisable Common Stock purchase warrants.

(6) As reported in a Schedule 13G filed with the SEC on August 30, 1999. Includes 1,000,000 shares underlying immediately exercisable Common Stock purchase warrants held of record by International Lease Finance Corporation. The other two beneficial owners of the shares are its parent and ultimate parent, respectively.

(7) As reported in a Schedule 13G filed with the SEC on May 19, 1999, which states that 100,400 shares of Common Stock and debentures convertible into an additional 460,676 shares of Common Stock are held of record by Lonestar Partners, L.P., an investment limited partnership for which Mr. Simon serves as general partner and investment adviser.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information, as of March 28, 2002, with respect to the beneficial ownership of the Company's Common Stock, $.001 par value per share, its only class of voting securities, by (a) each Director and nominee for Director of the Company; (b) each of the persons named in the Summary Compensation Table later in this proxy statement; and (c) all Directors and executive officers of the Company as a group:

                                                                         SHARES       PERCENT OF
                                                                      BENEFICIALLY      CLASS
NAME OF BENEFICIAL OWNER                    CAPACITY                    OWNED(1)       OWNED(1)
------------------------                    --------                  -------------   ----------
Hollis L. Harris            Director, Nominee for Director and Chief  1,269,715(2)       11.4%
                            Executive Officer
Daniel J. Altobello         Director and Nominee for Director            88,712(3)          *
A. Scott Andrews            Director                                    106,235(4)          *
Joel H. Cowan               Director                                    100,765(5)          *
Gen. Ronald R. Fogleman     Director                                     67,485(6)          *
Lim Kheng Yew               Director                                     15,000(7)          *
Wan Malek Ibrahim           Director                                     15,000(7)          *
Russell L. Ray, Jr.         Director                                    244,963(8)        2.2%
Peter M. Sontag             Director and Nominee for Director            63,635(9)          *
A. Gilbert Morgan, Jr.      Named Executive Officer                     545,463(10)       4.9%
Gilberto M. Duarte, Jr.     Named Executive Officer                     126,152(11)       1.1%
Randy J. Martinez           Named Executive Officer                     108,857(12)         *
Cathy Sigalas               Named Executive Officer                     197,154(13)       1.7%
Directors and Executive Officers as a Group (13 persons)............  2,949,136(14)      26.6%

---------------

  * Individual is the beneficial owner of less than one percent (1%) of the Company's outstanding Common Stock.

 (1) In setting forth this information, the Company has relied upon its stock and convertible subordinated debenture transfer records and upon Schedule 13D and Schedule 13G filings of, and other information provided by, the persons listed. Beneficial ownership is reported in accordance with SEC regulations and includes shares of Common Stock which may be acquired within 60 days after March 28, 2002, upon the exercise of outstanding stock options and warrants and the conversion of outstanding convertible subordinated debentures. Shares of Common Stock issuable upon the exercise of such options and warrants, and the conversion of such debentures, are deemed outstanding for purposes of computing the percentage of outstanding Common Stock owned by the beneficial owner thereof listed in the table, but are not deemed outstanding for purposes of computing the percentage of outstanding Common Stock owned by any other stockholder. Except as otherwise stated below, all shares are owned directly and of record, and each named person has sole voting and investment power with regard to the shares shown as owned by such person. For each shareholder, Percent of Class Owned is based on the 11,069,039 shares of Common Stock issued and outstanding on March 28, 2002 plus any shares which may be acquired by the shareholder within 60 days after March 28, 2002.

 (2) Consists of (i) 1,000,000 shares of Common Stock issuable to Mr. Harris upon the exercise of options granted and (ii) 269,715 shares which he owns directly.

 (3) Consists of (i) 11,932 shares of Common Stock issuable to Mr. Altobello upon the exercise of options granted and (ii) 76,780 shares which he owns directly

 (4) Consists of (i) 15,000 shares of Common Stock issuable to Mr. Andrews upon the exercise of options granted, (ii) 75,000 shares of Common Stock which he owns directly and (iii) 16,235 shares owned by his spouse as to which he disclaims beneficial ownership.

 (5) Consists of (i) 6,925 shares of Common Stock issuable to Mr. Cowan upon the exercise of options granted and (ii) 93,840 shares of Common Stock which he owns directly.

 (6) Consists of (i) 11,932 shares of Common Stock issuable to General Fogleman upon the exercise of options granted and (ii) 55,553 shares of Common Stock which he owns directly.

 (7) Consists of 15,000 shares of Common Stock issuable to each of Mr. Lim and Mr. Malek upon the exercise of options granted.

 (8) Consists of (i) 160,000 shares of Common Stock issuable to Mr. Ray upon the exercise of options granted and (ii) 84,963 shares of Common Stock which he owns directly.

 (9) Consists of (i) 15,000 shares of Common Stock issuable to Mr. Sontag upon the exercise of options granted and (ii) 48,635 shares of Common Stock which he owns directly.

(10) Consists of (i) 500,000 shares of Common Stock issuable to Mr. Morgan upon the exercise of options granted and (ii) 45,463 shares of Common Stock which he owns directly.

(11) Consists of (i) 80,000 shares of Common Stock issuable to Mr. Duarte upon the exercise of options granted and (ii) 46,152 shares of Common Stock which he owns directly.

(12) Consists of (i) 83,600 shares of Common Stock issuable to Mr. Martinez upon the exercise of options granted and (ii) 25,257 shares of Common Stock which he owns directly.

(13) Consists of (i) 100,000 shares of Common Stock issuable to Ms. Sigalas upon the exercise of options granted, (ii) 95,366 shares of Common Stock which she owns directly and (iii) 1,788 shares of Common Stock held for her benefit in the Company's 401(k) plan.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's Directors and officers, and persons who own more than 10% of its Common Stock, to file with the SEC initial reports of ownership of the Company's equity securities and to file subsequent reports when there are changes in such ownership. To the Company's knowledge, based on information provided to the Company by such persons and solely on a review of the copies of such reports furnished to the Company, all such persons timely complied with the
Section 16(a) filing requirements during and with respect to the Company's 2001 fiscal year, except (i) the Company has no information that Zazove Associates, LLC, a beneficial owner of more than 10% of the Company's Common Stock, has filed any required report and (ii) that each of the following present or former Directors filed late one report reflecting grants of options exempted from the provisions of Section 16(b) of the 1934 Act , and (ii) that each of the following present of former officers.

                               BOARD OF DIRECTORS

     The Board of Directors of the Company is responsible for establishing broad corporate policies and for the overall performance of the Company. It has established standing Executive, Audit, and Compensation Committees. There is no standing nominating or similar committee. During 2001, there were 6 meetings of the Board of Directors of the Company, 4 meetings of the Executive Committee, 4 meetings of the Audit Committee, and 4 meetings of the Compensation Committee. During 2001, or the portion of 2001 during which each Director served, each Director except Dato' Wan Malek Ibrahim and Lim Kheng Yew attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings of all Committees of the Board on which he served. The Board of Directors considered the November 8, 2001 meeting absence by Dato' Wan Malek Ibrahim and Lim Kheng Yew as excused due to global circumstances following the events of September 11, 2001.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Executive Committee may exercise all of the Board's power and authority when the Board is unable to meet, except that certain fundamental responsibilities, such as the declaration of dividends, are reserved to the Board. The members of the Executive Committee are Daniel J. Altobello, Hollis L. Harris, Dato' Wan Malek Ibrahim and Russell L. Ray, Jr.

     The Audit Committee recommends to the Board the firm to be selected each year as independent certified public accountants to the Company and auditors of the Company's financial statements. The Audit Committee also has responsibility for (i) reviewing the scope and results of the audit with the independent auditors, (ii) reviewing the Company's financial condition and results of operations with management and the independent auditors, (iii) considering the adequacy of the Company's internal accounting and control procedures and (iv) reviewing any non-audit services and special engagements to be performed by the independent auditors. The Audit Committee also reviews, at least once each year, the terms of all material transactions and arrangements between the Company and its affiliates. The members of the Audit Committee are A. Scott Andrews, Joel H. Cowan and Lim Kheng Yew.

     The Compensation Committee reviews key employee compensation policies, plans, and programs; monitors performance and compensation of Company officers and other key employees; prepares recommendations and periodic reports to the Board concerning such matters; and administers the Company's various compensation plans. The members of the Compensation Committee are A. Scott Andrews, General Ronald R. Fogleman and Peter M. Sontag.

COMPENSATION OF MEMBERS OF THE BOARD AND COMMITTEES

     Directors who are not also executive officers of the Company or of an affiliate of the Company ("Non-Affiliate Directors") receive $25,000 annually for serving on the Board of the Company, which amount is paid quarterly in advance. Chairmen of Board Committees also receive compensation in the amount of $5,000 per year for such service as Committee Chair. In addition, Directors receive $1,000 for personally attending a Board meeting and $250 for attending telephonically. If Committee Meetings are held on a date other than the Board meeting date, then a Board member receives $1,000 for personally attending or $250 for attending telephonically. Non-Affiliate Directors are reimbursed for usual and ordinary expenses of meeting attendance. The Company has adopted a Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), pursuant to which each new Non-Affiliate Director, upon election or appointment to the Board of Directors of the Company, is granted options to purchase 10,000 shares of Common Stock. On the third anniversary of the initial award, each such Director will be granted an option to purchase an additional 5,000 shares of Common Stock. Options granted under the Directors' Plan become exercisable in equal monthly installments during the 36 months following the award, as long as the person remains a Director of the Company. The exercise price of all such options is the average closing price of the Common Stock during the 30 trading days immediately preceding the date of grant. Up to 250,000 shares of Common Stock may be issued under the Directors' Plan, subject to certain adjustments.

                     MATTER NO. 1 -- ELECTION OF DIRECTORS

     The Company's Board of Directors is divided into three classes. Members of each class serve staggered terms. At the meeting for which proxies are being solicited, three Class I Directors will be elected to serve until the 2005 Annual Meeting of Stockholders, and thereafter until their successors are duly elected and qualify. A. Scott Andrews, Joel H. Cowan, General Ronald R. Fogleman, Dato' Wan Malek Ibrahim, Russell L. Ray, Jr. and Lim Kheng Yew will continue in office as Directors after the meeting.

     Unless otherwise directed by the persons giving proxies, the proxy holders intend to vote all shares for which they hold proxies for the election of Daniel
J. Altobello, Hollis L. Harris and Peter M. Sontag, nominees for Class I Directors. Although it is not contemplated that any nominee will decline or be unable to serve, if either occurs prior to the meeting, the Board will select a substitute nominee.

                               CLASS I DIRECTORS
      TERMS OF OFFICE EXPIRING AT THE 2002 ANNUAL MEETING OF SHAREHOLDERS

NAME AND AGE                                         BUSINESS EXPERIENCE
------------                     -----------------------------------------------------------
Daniel J. Altobello, 61          Mr. Altobello has been a Director of the Company since
                                 March 1998. Since October 1, 2000, he has been a private
                                 investor and active board member of several companies. From
                                 September 1995 until October 2000, Mr. Altobello was the
                                 Chairman of Onex Food Services, Inc., the parent
                                 corporation of Caterair International, Inc. and LSG/SKY
                                 Chefs, the world's largest airline catering company. From
                                 1989 to 1995, Mr. Altobello served as chairman, president
                                 and chief executive officer of Caterair International
                                 Corporation. He is a director of American Management
                                 Systems, Inc., Mesa Air Group, Inc. and First Union Real
                                 Estate Investment Trust, New York, N.Y., all reporting
                                 companies, Friedman, Billings, Ramsey Group, Inc. a
                                 registered broker-dealer and reporting company, and several privately held companies.
Hollis L. Harris, 70             Mr. Harris became Chairman, President and Chief Executive
                                 Officer on May 1, 1999. In June 1999 he gave up the title
                                 and duties of President, but assumed the duties and title
                                 of President again on January 8, 2002. From November 1998
                                 to May 1999, he was chairman, president, and chief
                                 executive officer of HLH Corporation, a personal holding
                                 company, and from August 1996 to May 1998, he was chairman and chief executive officer of CalJet Airline, a
                                 development-stage airline. From January 1993 to August
                                 1996, he was chairman, president, and chief executive
                                 officer of Air Canada, a major international air carrier.
                                 Previously he was chairman and chief executive officer of
                                 Air Eagle Holdings, an aviation consulting firm; chairman, president, and chief executive officer of Continental
                                 Airlines, and president and chief executive officer of
                                 Continental Holdings, Inc.; and director, president and
                                 chief operating officer of Delta Air Lines.

NAME AND AGE                                         BUSINESS EXPERIENCE
------------                     -----------------------------------------------------------
Peter M. Sontag, 58              Mr. Sontag has been a Director of the Company since
                                 February 1994. Since June 2000 he has been Chairman of 800
                                 Travel Systems, Inc., an internet provider of low-priced
                                 travel related products and services. From 1997 to 1999, he was Chairman of Travel Industries, Inc., d/b/a/ THOR, Inc.,
                                 which provided marketing, management, and automated
                                 operational services to associated travel agencies
                                 worldwide. Mr. Sontag is also the owner of Fast Lane
                                 Travel, Inc. a company specializing in upscale incentive
                                 travel. Previously he supplied strategic, travel, and
                                 automation consulting services to various national and
                                 international clients; was the founder, Chairman and CEO of
                                 USTravel, Inc., and was Chief Executive Officer of Sontag,
                                 Annis & Associates, Inc., a travel and computer firm.

                               CLASS II DIRECTORS
      TERMS OF OFFICE EXPIRING AT THE 2003 ANNUAL MEETING OF SHAREHOLDERS

NAME AND AGE                                        BUSINESS EXPERIENCE
------------                    ------------------------------------------------------------
Ronald R. Fogleman, 60          General Fogleman has been a Director of the Company since
                                March 1998. He retired from the United States Air Force on
                                September 1, 1997 after 38 years of service. On his final
                                tour of duty, he served as Chief of Staff of the Air Force, a member of the Joint Chiefs of Staff, and military advisor to the Secretary of Defense, the National Security Council,
                                and the President of the United States. He is a director of
                                Mesa Air Group, Inc., a reporting company, a trustee of
                                Mitre Corporation, and a director of several other privately held airline and defense industry companies.
Lim Kheng Yew, 51               Mr. Lim has been a Director of the Company since February
                                1994. For more than five years, he has been executive
                                chairman of KYM Holdings Berhad, an industrial paper
                                manufacturer, and a director of Naluri Berhad f/k/a
                                Malaysian Helicopter Services Berhad, an affiliate of the
                                Company, and of Technology Resources Industries Berhad,
                                Malaysian investment firms.
Russell L. Ray, Jr., 66         Mr. Ray has been a Director of the Company since July 1993.
                                He was President and Chief Executive Officer from April 1997 to May 1999, and Chairman of the Board of Directors from
                                June 1998 to May 1999. From March 1996 to April 1997, he was
                                an aviation and aerospace consultant. Previously he was
                                executive vice president of British Aerospace, Inc.;
                                president and chief executive officer of Pan American World
                                Airways; vice president and general manager of commercial
                                marketing of McDonnell Douglas Corporation; president of
                                Pacific Southwest Airlines; senior vice president of Eastern
                                Airlines and director, Commercial Sales of Lockheed. Mr. Ray is currently Executive Chairman of Technobrands, Inc.

                              CLASS III DIRECTORS
      TERMS OF OFFICE EXPIRING AT THE 2001 ANNUAL MEETING OF SHAREHOLDERS

         NAME AND AGE                               BUSINESS EXPERIENCE
         ------------           ------------------------------------------------------------
A. Scott Andrews, 43            Mr. Andrews has been a Director of the Company since June
                                1992. Since May 1994, he has been a founder and managing
                                partner of Winston Partners, a private investment firm, and a director of several privately held companies.
Joel H. Cowan, 65               Mr. Cowan has been a Director of the Company since March
                                2000. Since May, 1984, he has been chairman of Habersham &
                                Cowan, Inc., a private service and investment firm. He is a director of several privately held companies and is a former director of Continental Airlines, Inc., Interstate General
                                Company, LP, and IRT Property Co., reporting companies under the Securities Exchange Act of 1934 (a "reporting company").
                                He is Chairman of the Metropolitan North Georgia Water
                                Planning District Authority and a director of The Community
                                Foundation for Greater Atlanta.
Dato' Wan Malek Ibrahim, 54     Dato' Wan Malek Ibrahim has been a Director of the Company since February 1994. He is also a director of Naluri, an
                                affiliate of the Company, and of KYM Holdings Berhad, an
                                industrial paper manufacturer.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE WITH AUTHORITY FOR THE PROXY HOLDERS TO VOTE FOR THE NOMINEES NAMED ABOVE OR THEIR SUBSTITUTES AS SET FORTH HEREIN.

           MATTER NO. 2 -- AMENDMENT OF CERTIFICATE OF INCORPORATION

     The Board of Directors adopted an amendment to the Certificate of Incorporation of the Company to increase the number of shares of authorized Common Stock from 40,000,000 shares to 100,000,000 shares, subject to the approval of the stockholders of the Company. If the proposed amendment to the Certificate of Incorporation of the Company is adopted, the first paragraph of
Article IV shall be amended to read as follows:

        The aggregate number of shares of capital stock which the Corporation shall have authority to issue is one hundred and five million (105,000,000) shares of which one hundred million (100,0000,000) shall be Common Stock, par value ($.001) per share, and five million (5,000,000) shall be shares of Preferred Stock, par value ($.001) per share.

     The Company has no present plan or agreement involving the issuance of capital stock, however, the Board wishes to increase the number of authorized shares to provide sufficient shares for future acquisitions, benefit plans, recapitalizations, stock splits, or other corporate purposes. Once authorized, the additional shares of Common Stock may be issued by the Board of Directors without further action by the stockholders, unless such action is required by law or applicable stock exchange listing requirements. The additional authorized shares would be part of the existing class of Common Stock and, if and when issues, would have the same rights and privileges as the shares of Common Stock currently issued and outstanding.

     As of March 28, 2002, 11,069,039 shares of Common Stock were issued and outstanding and 11,280,136 shares of Common Stock were reserved for issuance under stock option awards. Thus, as of March 28, 2002, of the 40,000,000 shares of Common Stock authorized, 17,650,825 shares remain unissued and unreserved.

     Although the Company is not aware of any pending or threatened efforts to obtain control of the Company, the availability for issuance of additional shares of Common Stock could enable the Board of Directors to render more difficult or discourage an attempt to do so. For example, the issuance of shares of

Common Stock in a sale, merger, or similar transaction would increase the number of outstanding shares, thereby diluting the interest of a party attempting to obtain control of the Company.

     Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have the right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership interest. However, stockholders wishing to maintain their interests may be able to do so through normal market purchases.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

                  MATTER NO. 3 -- RATIFICATION OF SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG LLP to serve as the Company's independent certified public accountants and auditor for the year ending December 31, 2002. At the meeting for which proxies are being solicited, the Company will ask stockholders to ratify the Board's selection. KPMG LLP, which served in the same capacity in 2000 and 2001, is expected to be represented at the meeting. A representative of KPMG LLP will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     If the stockholders do not ratify the Board's selection, the Board of Directors will reconsider its action with respect to the appointment. Approval of the resolution, however, will in no way limit the Board's authority to terminate or otherwise change the engagement of KPMG LLP during the year ending December 31, 2002.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On October 13, 2000, the Company entered into a lease agreement, as tenant, with Air Eagle Properties, LLC, for approximately 44,000 square feet of commercial office space in the building, which it now occupies in Peachtree City, Georgia. The base rent is $20.00 per square foot per year with annual escalations of three percent. The term of the Peachtree City lease began on May 1, 2001 and ends on April 30, 2016, with a single five-year renewal option. During the lease term, the Company is obligated to pay rent totaling approximately $16,367,044 ($23,645,930 if the renewal option is exercised) plus the ratable share of any increases in building operating expenses (including a five percent management fee) and taxes. The landlord gave a $1,100,000 tenant improvement allowance. To secure the Company's performance under the lease, on January 4, 2001, a deposit of $1,000,000 was made into an interest bearing escrow account maintained at Peachtree National Bank, Peachtree City, Georgia.

     On October 27, 2000, Air Eagle Properties, LLC borrowed $5,300,000 from Peachtree National Bank to finance the construction of the Peachtree City building. Under the lease, the Company subordinated its rights, as tenant, to the rights of the landlord's construction and permanent lenders. Under the construction loan documents, Air Eagle Properties, LLC secured its loan by an assignment of the Company's security deposit and future rent payments to Peachtree National Bank.

     The Company's Chairman, President and Chief Executive Officer, and more-than-five-percent beneficial shareholder, Hollis L. Harris, is managing member of Air Eagle Properties, LLC. He has advised that, directly or indirectly, he and his family own 100% percent of the equity interest in Air Eagle Properties, LLC.

                               STOCK PERFORMANCE

     The Company's Common Stock is traded on the Nasdaq SmallCap Market. The graph below compares the performance, since December 31, 1996, of an investment in the Common Stock and the Russell 2000 Index, the Dow Jones Airlines Index, and the Dow Jones Air Freight/Couriers Index. The comparison assumes that the value of the investment and of each index was $100 at December 31, 1996 and that all dividends were reinvested.

     There are significant differences between the business of the Company and those of the companies which comprise the above mentioned industry or line-of-business indices. These differences may lessen the comparability of the information presented. The Dow Jones Airlines Index components are large, scheduled, domestic airline carriers, while the Company is a smaller global airline and contract service provider with no scheduled service. The Dow Jones Air Freight/Couriers Index is heavily weighted by the market capitalization of freight and courier companies which have operations much larger than the Company's cargo operations.

                        STOCK PERFORMANCE GRAPH & TABLE

                              (PERFORMANCE GRAPH)

                               SOURCE: GEORGESON SHAREHOLDER COMMUNICATIONS INC.

-------------------------------------------------------------------------------------
                            DEC-96    DEC-97    DEC-98    DEC-99    DEC-00    DEC-01
-------------------------------------------------------------------------------------
 World Airways Inc.          $100      $ 85      $ 12      $ 12      $ 12      $  6
 Russell 2000                $100      $122      $119      $145      $140      $144
 Dow Jones Air
  Freight/Couriers Index     $100      $134      $181      $177      $180      $189
 Dow Jones Airlines Index    $100      $158      $142      $142      $192      $127

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation for services rendered to the Company during the years ended December 31, 2001, 2000, and 1999 that was awarded to, earned by, or paid to (i) the Company's Chief Executive Officer and (ii) each of the other most highly compensated executive officers of the Company whose total salary for the year ended December 31, 2001 exceeded $100,000, and (iii) one other person who would have been included in the executive officer group referred to in clause (ii) above had she been an executive officer on December 31, 2001 (collectively, the "named executive officers"):

                           SUMMARY COMPENSATION TABLE

                                                             LONG-TERM
                                                               AWARDS
                                                            ------------
                                                             SHARES OF
                                    ANNUAL COMPENSATION     COMMON STOCK
                                  -----------------------    UNDERLYING     ALL OTHER
NAME                              YEAR    SALARY    BONUS     OPTIONS      COMPENSATION
----                              ----   --------   -----   ------------   ------------
Hollis L. Harris................  2001   $219,231     0              0       $138,185(1)
  Chief Executive Officer         2000   $180,769     0              0       $173,270(2)
                                  1999   $228,846     0      1,000,000       $  3,546(3)

A. Gilbert Morgan, Jr. .........  2001   $210,289     0              0       $ 18,526(5)
  Chief Operating Officer(4)      2000   $205,961     0              0       $ 19,221(6)
                                  1999   $128,942     0        500,000       $    135(7)

Gilberto M. Duarte, Jr. ........  2001   $172,903     0              0       $227,200(8)
  Chief Financial Officer         2000   $169,346     0        100,000       $ 20,218(9)
                                  1999   $185,000     0         65,000       $  4,374(10)

Randy J. Martinez...............  2001   $161,858     0              0       $173,117(11)
  Chief Information Officer       2000   $157,992     0        113,000       $ 21,328(12)
                                  1999   $129,520     0         62,000       $  1,998(13)

Cathy Sigalas...................  2001   $116,896     0              0       $486,894(15)
  General Counsel(14)             2000   $115,769     0         62,000       $ 62,820(16)
                                  1999   $124,381     0         38,000       $  3,520(17)

---------------

 (1) Consists of (i) $7,416 in excess term life insurance premiums and (ii) $130,769 of salary foregone in exchange for Common Stock of the Company pursuant to an Employee Salary Exchange Program ("ESEP"). The ESEP was implemented by the Company in February 2000 and had a term of 18 months. Under the ESEP, participating employees exchanged up to 10% of their compensation for shares of Common Stock of the Company on the basis of one share for each $1.19375 in compensation exchanged. Certain executive officers elected to forego additional amounts of compensation in exchange for shares under the ESEP on the same basis. The exchange rate was determined based on the average stock price at the time the ESEP was approved by the Board of Directors.

 (2) Consists of (i) $4,039 in excess term life insurance premiums and (ii) $169,231 of salary foregone in exchange for Common Stock of the Company pursuant to the ESEP.

 (3) Consists of $3,546 in excess term life insurance premiums.

 (4) Mr. Morgan's employment with the Company terminated effective January 7, 2002.

 (5) Consists of (i) $315 in excess term life insurance premiums and (ii) $14,711 of salary foregone in exchange for Common Stock of the Company pursuant to the ESEP.

 (6) Consists of (i) $183 in excess term life insurance premiums and (ii) $19,038 of salary foregone in exchange for Common Stock of the Company pursuant to the ESEP.

 (7) Consists of $135 in excess term life insurance premiums.

 (8) Consists of (i) $688 in excess term life insurance premiums, (ii) $12,097 of salary foregone in exchange for Common Stock of the Company pursuant to the ESEP, (iii) $4,415 in annual Company contributions to a defined contribution plan paid on behalf of Mr. Duarte,
     (iv) $185,000 retention payment pursuant to the Company's Key Employee Retention Plan (the "KERP"), of which $18,500 was forgone in exchange for Common Stock of the Company pursuant to the ESEP and (v) $25,000 relocation payment. The Board of Directors implemented a Key Employee Retention Plan to maintain management stability during a transitional period in the Company's operations.

 (9) Consists of (i) $756 in excess term life insurance premiums, (ii) $15,654 of salary foregone in exchange for Common Stock of the Company pursuant to the ESEP and (iii) $3,808 in annual Company contributions to a defined contribution plan paid on behalf of Mr. Duarte.

(10) Consists of (i) $1,054 in excess term life insurance premiums and (ii) $3,320 in annual Company contributions to a defined contribution plan paid on behalf of Mr. Duarte.

(11) Consists of (i) $225 in excess term life insurance premiums, (ii) $13,142 of salary foregone in exchange for Common Stock of the Company pursuant to the ESEP, (iii) $3,500 in annual Company contributions to a defined contribution plan paid on behalf of Mr. Martinez, (iv) $131,250 retention payment pursuant to the KERP, of which $13,125 was foregone in exchange for Common Stock of the Company pursuant to the ESEP and (v) $25,000 relocation payment.

(12) Consists of (i) $194 in excess term life insurance premiums, (ii) $17,008 of salary foregone in exchange for Common Stock of the Company pursuant to the ESEP and (iii) $4,126 in annual Company contributions to a defined contribution plan paid on behalf of Mr. Martinez.

(13) Consists of (i) $203 in excess term life insurance premiums and (ii) $1,795 in annual Company contributions to a defined contribution plan paid on behalf of Mr. Martinez.

(14) Ms. Sigala's employment with the Company terminated effective July 21,
     2001.

(15) Consists of (i) $45,894 of salary foregone pursuant to the ESEP in exchange for Common Stock of the Company valued at $1.1935 per share , (ii) $3,500 in annual Company contribution to a defined contribution plan paid on behalf of Ms. Sigalas, (iii) $175,000 retention payment pursuant to the KERP, of which $17,500 was foregone in exchange for Common Stock of the Company pursuant to the ESEP, and (iv) $262,500 in total severance payments (2001 and 2002).

(16) Consists of (i) $59,231 of salary foregone in exchange for Common Stock of the Company pursuant to the ESEP and (ii) $3,589 in annual Company contribution to a defined contribution plan paid on behalf of Ms. Sigalas.

(17) Consists of (i) $47 in excess term life insurance premiums and (ii) $3,473 in annual Company contributions to a defined contribution plan paid on behalf of Ms. Sigalas.

     The following table sets forth information concerning individual grants of stock options made during the year ended December 31, 2001 to each of the named executive officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                           INDIVIDUAL GRANTS                                POTENTIAL REALIZABLE
                             ----------------------------------------------                   VALUE AT ASSUMED
                                NUMBER OF                                                  ANNUAL RATES OF STOCK
                                SHARES OF      PERCENT OF TOTAL                            PRICE APPRECIATION FOR
                              COMMON STOCK     OPTIONS GRANTED    EXERCISE                      OPTION TERM
                               UNDERLYING      TO EMPLOYEES IN      PRICE     EXPIRATION   ----------------------
           NAME              OPTIONS GRANTED     FISCAL YEAR      PER SHARE      DATE         5%           10%
           ----              ---------------   ----------------   ---------   ----------   --------     ---------
Hollis L. Harris...........            0              0%              $0             0          $0            $0
Andrew G. Morgan, Jr. .....            0              0%              $0             0          $0            $0
Gilberto M. Duarte, Jr. ...            0              0%              $0             0          $0            $0
Randy J. Martinez..........            0              0%              $0             0          $0            $0
Cathy Sigalas..............      100,000             33%            $.90       6/27/09     $42,971      $102,923

     The values above do not reflect that many of the options are subject to vesting schedules and, accordingly, are not immediately exercisable. Nor do they reflect that, if they are deemed to be affiliates of the Company within the meaning of the federal securities laws and regulations, the named executive officers may be subject to restrictions on their ability to sell or otherwise dispose of any shares acquired upon any exercise of the options. The assumed rates of stock price appreciation above are arbitrary and bear no relationship to the historic value of the Company's Common Stock since its 1995 initial public offering.

     None of the named executive officers exercised any stock options in the year ended December 31, 2001. The following table sets forth additional information concerning their unexercised options at December 31, 2001:

                         FISCAL YEAR-END OPTION VALUES

                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                          UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                         OPTION AT FISCAL YEAR END          FISCAL YEAR END
                                        ---------------------------   ---------------------------
                NAME                    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                ----                    -----------   -------------   -----------   -------------
Hollis L. Harris.....................    1,000,000             0           0              0
A. Gilbert Morgan, Jr. ..............      350,000       150,000           0              0
Gilberto M. Duarte, Jr. .............       80,000       120,000           0              0
Randy J. Martinez....................       71,200       103,800           0              0
Cathy Sigalas........................       54,617        58,310           0              0

EMPLOYMENT AGREEMENTS

     The Company has an employment agreement with Hollis L. Harris that provides that he shall serve as Chairman of the Board of Directors and Chief Executive Officer of the Company until December 31, 2002, subject to a one-year extension, at the election of Mr. Harris, in the event that the Board of Directors fails to give him written notice, on or before June 30, 2001, of its intent not to renew the agreement or to renew on different terms. The Company has agreed to compensate Mr. Harris at a minimum base salary of $350,000 per year plus employee benefits, has agreed to indemnify him against certain losses, and has granted him options to purchase up to 1,000,000 shares of its Common Stock. Mr. Harris has agreed to purchase $100,000 worth of Company Common Stock or debentures, which he has done through a voluntary reduction of his base salary and participation in the Company's Employee Salary Exchange Program and restricted stock plan.

     The Company had an employment agreement with A. Gilbert Morgan, Jr. that provided that he would serve as President and Chief Operating Officer of the Company until May 31, 2002, subject to a one-year extension, at the election of Mr. Morgan, in the event that the Company failed to give him written notice, on or before November 30, 2001, of the Company's intent not to renew the agreement or to renew on different terms. Pursuant to this agreement, the Company agreed to compensate Mr. Morgan at a minimum base salary of $225,000 per year plus employee benefits and to reimburse him for moving expenses to a maximum of $30,000, agreed to indemnify him against certain losses, and granted him options to purchase up to 500,000 shares of its Common Stock. Mr. Morgan's employment with the Company terminated effective January 7, 2002. Pursuant to an agreement and general release entered into in connection with such termination, the Company agreed to pay to Mr. Morgan a severance amount of $450,000, of which $250,000 was paid upon termination of employment and the balance will be paid in two equal annual installments on the first and second anniversary of such termination.

     The Company has an employment agreement with Gilberto M. Duarte, Jr. that provides that he shall serve as Chief Financial Officer of the Company until December 1, 2001, subject to a one-year extension, at the election of Mr. Duarte, in the event that the Company fails to give him written notice, on or before June 1, 2001, of the Company's intent not to renew the agreement or to renew on different terms. The Company has agreed to compensate Mr. Duarte at a minimum base salary of $185,000 per year plus employee benefits, has agreed to indemnify him against certain losses, and has granted him options to purchase up to 200,000 shares of its Common Stock. Under the agreement, Mr. Duarte is eligible to receive annual bonuses under the Company's 1998 management incentive compensation plan (the "Management Incentive Plan").

     The Company has an employment agreement with Randy J. Martinez that provides that he shall serve as Chief Information Officer of the Company until September 30, 2002, subject to a one-year extension, at the election of Mr. Martinez, in the event that the Company fails to give him written notice, on or before

February 28, 2002, of the Company's intent not to renew the agreement or to renew on different terms. The Company has agreed to compensate Mr. Martinez at a minimum base salary of $175,000 per year plus employee benefits, has agreed to indemnify him against certain losses, and has granted him options to purchase up to 175,000 shares of its Common Stock.

     The Company had an employment agreement with Cathy Sigalas that provided that she would serve as General Counsel and Corporate Secretary of the Company until September 30, 2002, subject to a one-year extension, at the election of Ms. Sigalas, in the event that the Company failed to give her written notice, on or before February 28, 2002, of the Company's intent not to renew the agreement or to renew on different terms. Pursuant to the agreement, the Company agreed to compensate Ms. Sigalas at a minimum base salary of $175,000 per year plus employee benefits, agreed to indemnity her against certain losses, and granted her options to purchase up to 112,927 shares of Common Stock. Ms. Sigalas' employment with the Company terminated effective July 21, 2001. In connection with such termination, the Company paid Ms. Sigalas a severance amount of $262,500 in monthly installments, the last of which was paid in February 2002.

     Each of these employment agreements is or was terminable by the Company with or without cause and by the named executive officer upon the occurrence of certain events, including a change in control of the Company, a change in the named executive officer's responsibilities and relocation of the Company's headquarters outside the Peachtree City, GA metropolitan area. Upon any such termination other than for cause, the named executive officer would be entitled to receive 18 months base salary, and all unvested options previously granted would become immediately exercisable.

AUDIT COMMITTEE REPORT AND CHARTER

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter was attached to last year's Proxy Statement.

     Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2001 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), which include, without limitation, matters related to the conduct of the audit of the financial statements. The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), and the Audit Committee discussed with the independent accountants that firm's independence.

     Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

     The foregoing report is provided by the Audit Committee of the Board of Directors, consisting of A. Scott Andrews, Joel H. Cowan and Lim Kheng Yew, non-employee Directors of the Company.

AUDIT FEES

     The aggregate fees for professional services rendered for the audit of the Company's annual financial statements and the review of the financial statements included in the registrant's Forms 10-Q for fiscal year 2000 were $198,000.00.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not retain KPMG LLP to perform any financial information systems design or implementation services in fiscal year 2001.

ALL OTHER FEES

     The aggregate fees for services rendered by KPMG LLP, other than the services related to the audit of the Company's financial statements for fiscal year 2001, were $270,000.00.

DETERMINATION OF AUDITOR INDEPENDENCE

     The Audit Committee has considered the provision of non-audit services by KPMG LLP and has determined that is was not incompatible with maintaining their independence.

COMPENSATION COMMITTEE REPORT

     There are three main compensation components for executive officers of the
Company: (1) base salary; (2) bonuses paid under the Company's Management Incentive Plan and (3) incentive or non-qualified stock options granted under the Company's 1995 stock option plan (the "1995 Option Plan") or 1999 Chief Executive Stock Option Plan.

     Base salaries of executive officers are initially set, and from time to time adjusted, to be competitive with those being paid by other area and industry companies to attract executives with comparable responsibilities and experience. The Compensation Committee of the Board of Directors normally recommends, and the Board determines, the base salary of each executive officer of the Company.

     Under the Management Incentive Plan, executive officers who are not covered by collective bargaining agreements are eligible to receive annual cash bonuses of 30%-40% of their base salaries, subject to adjustment. Any bonus payable to the Chief Executive Officer is based solely on whether the Company meets or exceeds certain budgeted net income targets. The Chief Executive Officer's performance is subject to an evaluation process that involves objective as well as subjective criteria. Any bonus payable to other executive officers is based on a weighting of Company, department, and individual quantitative performance, subject to adjustment. Based on these criteria, the Company did not award any bonuses to executive officers in the year ended December 31, 2001.

     Under the 1995 Option Plan, executive officers are eligible to receive grants of incentive or non-qualified stock options exercisable over not more than ten years at the fair market value of the Company's Common Stock on the date of grant. The 1995 Option Plan is administered by the Compensation Committee, which is authorized to determine the vesting schedule for each grant.

     The foregoing report is provided by the Compensation Committee of the Board of Directors, consisting of A. Scott Andrews, General Ronald R. Fogleman and Peter M. Sontag, non-employee Directors of the Company.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 2003 Annual Meeting of Stockholders must be received by the Company's Secretary no later than
January   , 2003, to be included in the Company's 2003 proxy materials.
Proposals intended for inclusion in next year's proxy statement should be sent to Cindy M.

Swinson, General Counsel and Secretary, World Airways, Inc., HLH Building, 101 World Drive, Peachtree City, Georgia 30269.

     The proxy or proxies designated by the Company will have discretionary authority to vote on any proposal properly presented by a stockholder for consideration at the 2003 Annual Meeting of Stockholders but not submitted for inclusion in the proxy materials for such meeting unless (i) with respect to any nomination for director, a written nomination is submitted to the Company at least 90 days prior to the meeting as provided in the Bylaws of the Company, or
(ii) with respect to any other shareholder proposal, notice of the proposal, containing the information required by the Bylaws of the Company is received by the Company at its principal executive offices not less than 60 days prior to the meeting and, in either case, certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders is being provided herewith to each stockholder entitled to vote at the 2002 Annual Meeting of Stockholders. It includes the Company's most recent Form 10-K Annual Report as filed with the Securities and Exchange Commission. A copy of the Company's Form 10-K Annual Report is available at no charge to all stockholders. For a copy write to Gilberto M. Duarte, Chief Financial Officer, World Airways, Inc., HLH Building, 101 World Drive, Peachtree City, Georgia 30269.

                               OTHER INFORMATION

     This solicitation of proxies is being made by the Board of Directors of the Company. In addition to solicitation by mail, proxies may also be solicited by Directors, officers, and employees of the Company, who will not receive additional compensation for such solicitation. Brokerage firms and other custodians, nominees, and fiduciaries will be reimbursed by the Company for their reasonable expenses incurred in sending proxy materials to beneficial owners of the Common Stock. The address of World Airways' principal executive offices is The HLH Building, 101 World Drive, Peachtree City, GA 30269, and its telephone number is (770) 632-8000. The above notice and proxy statement are sent by order of the Board of Directors.

                                          By Order of the Board of Directors,

                                          CINDY M. SWINSON
                                          Secretary

Dated: April   , 2002

                               WORLD AIRWAYS, INC
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY FOR 2002 ANNUAL MEETING OF STOCKHOLDERS ON MAY 8, 2002

    The undersigned hereby appoints HOLLIS L. HARRIS and CINDY M. SWINSON, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $0.01 per share, of World Airways, Inc (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Corporate Headquarters located at the HLH Building, 101 World Drive, Peachtree City, Georgia 30269 on May 8, 2002 at 9:00 A.M., and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

1. ELECTION OF DIRECTORS

      Nominees:  Daniel J. Altobello, Hollis L. Harris and Peter M. Sontag
          [ ]  FOR all nominees            [ ]  WITHHELD from all nominees
         [ ]  FOR all nominees except any whose name is crossed out above

2. Proposal to amend the Company's Certificate of Incorporation to increase authorized shares of Common Stock from 40,000,000 shares to 100,000,000 shares.

            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

3. Proposal to ratify the selection of KPMG LLP as the Company's independent certified public accountants for the year ending December 31, 2002.

            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

                                    (continued and to be signed on reverse side)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF A PROPERLY EXECUTED PROXY GIVES NO DIRECTION, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES ON MATTER 1, "FOR" MATTER 2, "FOR" MATTER 3, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS TO PROPERLY COME BEFORE THE MEETING.


            Dated:                                               , 2002
                    -------------------------------------

            ------------------------------------------------
            Signature

            ------------------------------------------------
            Signature

            Mark here for address change and note at left [ ]

            PLEASE MARK, DATE, SIGN, AND RETURN THE PROXY CARD PROMPTLY
            USING THE ENCLOSED ENVELOPE.

            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If

                               WORLD AIRWAYS, INC

 CONFIDENTIAL VOTING INSTRUCTIONS OF 401(k) PLAN PARTICIPANTS AND BENEFICIARIES

             FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 8, 2002

    The undersigned hereby instructs A. Scott Andrews, General Ronald R. Fogleman and Peter M. Sontag, Trustees (the "Trustees") of the World Airways Employees 401(k) Savings Plan (the "Plan"), to vote all shares of Common Stock, par value $0.01 per share, of World Airways, Inc. (the "Company") allocated to the account of the undersigned as a participant in or beneficiary under the Plan, in accordance with these instructions, at the Annual Meeting of Stockholders of the Company to be held at the Corporate Headquarters located at the HLH Building, 101 World Drive, Peachtree City, Georgia 30269 on May 8, 2002 at 9:00 A.M., and at any adjournments or postponements thereof.

1. Election of Directors

    Nominees:  Daniel J. Altobello, Hollis L. Harris and Peter M. Sontag
        [ ]  FOR all nominees            [ ]  WITHHELD from all nominees
        [ ]  FOR all nominees except any whose name is crossed out above

2. Proposal to amend the Company's Certificate of Incorporation to increase authorized shares of Common Stock from 40,000,000 shares to 100,000,000 shares.

            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

3. Proposal to ratify the selection of KPMG LLP as the Company's independent certified public accountants for the year ending December 31, 2002.

            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

                                    (continued and to be signed on reverse side)

THE SHARES REPRESENTED BY THIS CARD WILL BE VOTED AS INSTRUCTED BY THE PLAN PARTICIPANT OR BENEFICIARY. IF NO INSTRUCTION IS GIVEN, SUCH SHARES WILL BE VOTED AS THE TRUSTEES DEEM PROPER IN THEIR BEST JUDGMENT.



            Dated:                                               , 2002
                    -------------------------------------

            ------------------------------------------------
            Signature

            ------------------------------------------------
            Signature

            Mark here for address change and note at left [ ]

            PLEASE MARK, DATE, SIGN, AND RETURN THE PROXY CARD PROMPTLY
            USING THE ENCLOSED ENVELOPE.

            Please sign exactly as name appears hereon.